UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 30, 2012

(Date of earliest event reported)

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 Herbert Wayne Court, Suite 150

Huntersville, North Carolina

(Address of principal executive offices)

28078

(Zip Code)

(704) 992-2000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 5, 2012, American Tire Distributors Holdings, Inc. (“Holdings”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“December 8-K”) to report the acquisition of Triwest Trading (Canada) Ltd. (“Triwest”) by ATD Acquisition Co. V Inc. (“Canada Acquisition”), a newly-formed direct wholly-owned Canadian subsidiary of American Tire Distributors, Inc. (“ATDI”), a direct wholly-owned subsidiary of Holdings. Triwest (dba: TriCan Tire Distributors) is a wholesale distributor of tires, tire parts, tire accessories and related equipment in Canada. This Form 8-K/A amends the December 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)	The audited balance sheets of Triwest as of December 31, 2011, December 31, 2010 and January 1, 2010 and December 31, 2009, the related statements of income, retained earnings and cash flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, the notes thereto and the related auditor’s report of Kouri Berezan Heinrichs, Chartered Accountants, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(ii)	The unaudited balance sheets of Triwest as of September 30, 2012 and December 31, 2011, the related statements of income for the nine months ended September 30, 2012 and September 30, 2011, the statement of retained earnings for the nine month period ended September 30, 2012, the statements of cash flows for the nine months ended September 30, 2012 and September 30, 2011 and the notes thereto are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.4 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2012.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 29, 2012.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 31, 2011.

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Kouri Berezan Heinrichs, Chartered Accountants for Triwest (Filed herewith).

99.1	Press Release, dated November 30, 2012 (Incorporated by reference to Holdings Form 8-K, filed on December 5, 2012).

99.2	The audited balance sheets of Triwest as of December 31, 2011, December 31, 2010 and January 1, 2010 and December 31, 2009 and the related statements of income, retained earnings and cash flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 (Filed herewith).

99.3	The unaudited balance sheets of Triwest as of September 30, 2012 and December 31, 2011 and the related statements of income for the nine months ended September 30, 2012 and September 30, 2011, the statement of retained earnings for the nine month period ended September 30, 2012 and the statements of cash flows for the nine months ended September 30, 2012 and September 30, 2011 (Filed herewith).

99.4	Unaudited Pro Forma Condensed Combined Financial Statements (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC. (Registrant)

January 7, 2013	By:	/s/ JASON T. YAUDES
	Name:	Jason T. Yaudes
	Title:	Executive Vice President and Chief Financial Officer